FEDERATED GLOBAL EQUITY INCOME FUND
Class A Shares
(A Portfolio of World Investment Series, Inc.)
Supplement to Prospectus dated September 8, 1998

There will be a special offering period during which Class A Shares of the Fund may be purchased by clients of Edward Jones with no sales charge. No other classes of shares will be available during this time. This offering period will commence September 8, 1998 and end October 27, 1998.

The following changes to the Prospectus should be noted in regard to this offering only for the aforementioned time period:



1. Replace the "Summary of Fund Expenses" for Class A Shares on page 1 with the following:


                                 Class A Shares
                        Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price) None Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
    price or redemption proceeds, as applicable) (1)...........   2.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)None
Exchange Fee...................................................   None

                            Annual Operating Expenses
               (As a percentage of projected average net assets)*
Management Fee (after waiver) (2)..............................   0.64%
12b-1 Fee......................................................   0.25%
Total Other Expenses...........................................   1.11%
   Shareholder Services Fee....................................   0.25%
Total Operating Expenses (3)...................................   2.00%


(1) The contingent deferred sales charge is 2.00% in the first year declining to 1.00% in the second year and 0.00% thereafter for shareholders who purchased shares through October 27, 1998. Class A Shares purchased after October 27, 1998 will be charged a normal front end sales charge schedule applicable to Class A Shares.

(2) The estimated management fee has been reduced to reflect the anticipated voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.00%.

(3) The total operating expenses are estimated to be 2.36% absent the anticipated voluntary waiver of a portion of the management fee.

*Total operating expenses are estimated based on average expenses expected to be incurred during the period ending November 30, 1998. During the course of this period, expenses may be more or less than the average amount shown.

   The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                            1 year            3 years
-------                                            ------            -------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return,
(2) redemption at the end of each time period, and
(3) payment of the maximum sales charge..........      $41               $63
You would pay the following expenses on the same
investment, assuming no redemption.....              $20               $63

   The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. This example is based on estimated data for the Class A Shares fiscal year ending November 30, 1998.


2. Replace the section entitled "Investing in the Fund" with the following:

The prospectus offers three classes of Shares each with the characteristics described below:

                  Class AClass B    Class C
Minimum and
Subsequent
Investment Amounts       $1500/$100 $1500/$100  $1500/$100
Minimum and Subsequent
Investment Amount for
Retirement Plans  $250/$100     $250/$100 $250/$100
Maximum Sales Charge     None   NoneNone
Maximum Contingent
Deferred Sales Charge*   2.00%**    5.50%       1.00%#
Conversion Feature       No     Yes       No

* Computed on the lesser of the NAV of the redeemed Shares at the time of purchase or the NAV of the redeemed Shares at the time of redemption.
** The following contingent deferred sales charge schedule applies to Class A Shares purchased during the special offering period:

   Year of RedemptionContingent Deferred
   After Purchase       Sales Charge
   First                     2.00%
   Second                    1.00%
   Third and thereafter      0.00%

  The following contingent deferred sales charge schedule applies to Class B
Shares:

   Year of RedemptionContingent Deferred
   After Purchase       Sales Charge
   First                     5.50%
   Second                    4.75%
   Third                     4.00%
   Fourth                    3.00%
   Fifth                     2.00%
   Sixth                     1.00%
   Seventh and thereafter    0.00%
   Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase. See "Conversion of Class B Shares."

# The contingent deferred sales charge is assessed on Shares redeemed within one year of their purchase date.





3. Delete the section entitled "Purchasing Shares - Class A Shares" and replace it with the following:

      "During the special offering period, Class A Shares will be sold at NAV."

4. Delete the section entitled "Redeeming and Exchanging Shares" and replace it with the following:

      "Shares of the Fund may be redeemed for cash or exchanged for Shares of the same class of other Federated Funds on days on which the Fund computes its NAV. Shares are redeemed at NAV less any applicable contingent deferred sales charge. Shares which are acquired through an exchange will be subject to a contingent deferred sales charge."

5. Delete the first sentence of the third paragraph of the section entitled "Distribution of Shares" and replace it with the following:

      "During the special offering period, the distributor will pay Edward Jones an amount equal to 2.00% of the net asset value of Class A Shares purchased by clients or customers of Edward Jones."



                                                               September 8, 1998



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     Cusip 981487697
     G02336-02(9/98)
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FEDERATED GLOBAL EQUITY INCOME FUND
Class A Shares
(A Portfolio of World Investment Series, Inc.)
Supplement to Statement of Additional Information dated September 8, 1998

There will be a special offering period during which Class A Shares of the Fund may be purchased by clients of Edward Jones with no sales charge. This offering period will commence September 8, 1998 and end October 27, 1998.

The following changes to the Statement of Additional Information should be noted in regard to this offering only for the aforementioned time period:

1. Delete the first sentence of the section entitled "Purchasing Shares" and replace it with the following:

      "Except under certain circumstances described in the prospectus, shares are sold at their net asset value on days the New York Stock Exchange is open for business."

2. Delete the sections entitled "Quantity Discounts and Accumulated Purchases," "Concurrent Purchases," and "Letter of Intent."

                                                               September 8, 1998







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     Cusip 981487697
     G02337-02(9/98)
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